Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 16, 1999 included in Initio, Inc.'s Form 10-KSB for the year ended April 30, 1999 included in this registration statement on Form S-8 registering 500,000 shares of common stock.

New York, New York                                           ARTHUR ANDERSEN LLP
April 14, 2000